THE MAINSTAY GROUP OF FUNDS

MainStay High Yield Corporate Bond Fund

MainStay Short Duration High Yield Fund

(collectively, the “Funds”)

Supplement dated April 30, 2014 (“Supplement”) to the Summary Prospectuses

and Prospectus dated February 28, 2014, as supplemented

J. Matthew Philo is currently on a leave of absence through the end of May 2014. Andrew Susser continues to serve as a Portfolio Manager for the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.